UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MARIZYME, INC.

(Name of Registrant as Specified In Its Charter)

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MARIZYME, INC.

555 Heritage Drive, Suite 205

Jupiter, FL 33458

REVISED NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 20, 2021

Dear Shareholders:

Marizyme, Inc. (“we,” “us,” “Marizyme,” or the “Company”) cordially invites you to attend our 2021 fiscal year annual meeting of shareholders. The meeting will be held on September 20, 2021, at 12:00 p.m. (EDT). The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mrzm (please note this link is case sensitive). At the meeting we will be considering and voting on the following matters:

1. Electing four directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year;

2. To ratify the Company’s 2021 Stock Incentive Plan;

3. To consider a non-binding advisory vote on compensation of our named executive officers; and

4. To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Shareholders who owned our common stock at the close of business on July 22 2021 (the “Record Date”), may attend and vote at the meeting. A shareholders list will be available at our offices at 555 Heritage Drive, Suite 205, Jupiter, Florida, 33458, for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting.

The enclosed Proxy Statement is also available at www.iproxydirect.com/MRZM. This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on April 15, 2021. Shareholders may also request a copy of the Proxy Statement and the Company’s Annual Report by contacting our main office at (561) 935-9955.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ Dr. Vithal Dhaduk

Dr. Vithal Dhaduk
Interim Chief Executive Officer

Jupiter, Florida

August 10, 2021

Appendixes:

●	Appendix A – Marizyme, Inc. 2021 Stock Incentive Plan (see Proposal 2)

555 Heritage Drive, Suite 205

Jupiter, Florida 33458

PROXY STATEMENT

GENERAL INFORMATION

Marizyme, Inc. (“Marizyme,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2021 fiscal year annual meeting of shareholders (the “Annual Meeting” or the “Meeting”) to be held on September 20, 2021 at 12:00 pm (EDT), and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mrzm (please note this link is case sensitive). These materials were first sent or given to shareholders on August 10, 2021. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on April 15, 2021 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy) via the Internet at www.iproxydirect.com/MRZM or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Marizyme” and “Marizyme, Inc.” refer specifically to Marizyme, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the 2021 fiscal year annual meeting of shareholders and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from shareholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board set July 22, 2021, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock at the close of business on the record date. On the record date, there were 35,928,188 shares of common stock issued and outstanding, voting in aggregate 35,928,188 total voting shares at the meeting.

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Q:	What Proposals will be voted on at the meeting?

A:	Four Proposals are scheduled to be voted upon at the meeting:

●	The election of directors.

●	To ratify the Company’s 2021 Stock Incentive Plan.

●	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

●	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about August 10, 2021, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners. All shareholders will have the ability, beginning on or about August 10, 2021, to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:	For shareholders whose shares are registered in their own names, as an alternative to voting at the meeting, you may vote via the Internet, by fax, by telephone or, for those shareholders who request a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to vote via the Internet, fax or by telephone or request a paper proxy card and vote by mail. Those shareholders who request a paper proxy card and elect to vote by mail should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the approval to adjourn the meeting, but not the election of directors, ratification of the Company’s 2021 Stock Incentive Plan, and the vote to approve executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote at the meeting in person, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

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Q:	How does the Board recommend I vote on the Proposals?

A:	The Board recommends you vote “FOR” each of the nominees to our Board, “FOR” the ratification of our 2021 Stock Incentive Plan, “FOR” approval of the compensation of our named executive officers, and “FOR” the approval to adjourn the meeting to a later date, as described above.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority (more than 50%) of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention or broker non-vote will have the same practical effect as a vote against the ratification of the Company’s 2021 Stock Incentive Plan, the approval of the compensation of our named executive officers (which is non-binding), and approval of the adjournment of the meeting, if necessary. The election of directors requires a plurality of the votes cast at the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 – Election of directors.	The four nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the shareholders, a plurality, will be elected as our directors.

Proposal 2 – Ratification of the Company’s 2021 Stock Incentive Plan	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 – Non-binding advisory vote to approve and ratify the compensation of our named executive officers.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that this Proposal is non-binding.

Proposal 4– Approval to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices of Internet Availability of Proxy Materials, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

INSTRUCTIONS FOR THE VIRTUAL ANNUAL MEETING

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/mrzm (please note this link is case sensitive) and enter the control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

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You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Microsoft Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions which are not pertinent to meeting matters will not be answered.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

At the meeting, four directors are to be elected. Each director is to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. After identifying the members of our Board who are up for re-election in fiscal 2021 and reviewing the criteria that the Nominating and Governance Committee uses when evaluating director nominees, the Board nominated the four directors for election at the meeting based on the recommendation of the Nominating and Governance Committee. All of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our shareholders’ interests and creating and enhancing value for our shareholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, principal occupation or employment, and the year in which each person first became an officer or director.

Name	Position	Date First Elected/Appointed as Director	Age
Terry Brostowin, Esq.	Director	December 14, 2018	61
Dr. William Hearl	Director	October 30, 2020	63
Julie Kampf	Director	February 3, 2021	59
Dr. Vithalbhai Dhaduk	Interim Chief Executive Officer and Chairman of the Board of Directors	February 22, 2021	67

Directors

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Terry Brostowin, Esq., Director

Mr. Brostowin was appointed as an independent director on December 14, 2018. Mr. Brostowin is an accomplished attorney admitted to the Federal Courts in both the Eastern and Southern Districts of New York and the District of New Jersey. He has extensive expertise in contracts and commercial litigation. Mr. Brostowin has provided his opinion to the New York City Mayor’s office of judicial screening committees on judicial reappointments and was a compliance specialist ensuring the Department of Correction’s compliance with various Federal Court ordered mandates and ensured the financial integrity of various vendors doing business with the Financial Systems Division. Mr. Brostowin has been affiliated with the law firm Brostowin & Associates, PC, since 2009. From 2002 to 2009, Mr. Brostowin was affiliated with the law firm Conway & Brostowin, LLC.

Director Qualifications:

The Board of Directors believes that Mr. Brostowin is qualified to serve as a member of the Board due to his experience as an attorney. Mr. Brostowin has been a trial litigator for several decades and has experience in state and federal courts along with experience in corporate, labor, real estate and contract law.

Dr. William Hearl, Director

Dr. Hearl is the founder of Immunomic Therapeutics, Inc. and is an experienced and successful life science businessman and entrepreneur. Dr. Hearl is adept at brokering mutually beneficial partnerships and identifying non-traditional collaborations and investment opportunities.

The advent of the commercial development of LAMP technology came from discussions between Dr. Hearl and Dr. Tom August at Johns Hopkins University. Based on their mutual vision of the value of LAMP, ITI emerged and began operations in 2006. Dr. Hearl’s extensive experience in intellectual property management and business development led to the reward of a sub-license of the LAMP technology to Geron Corporation within 30 days of initiating operations and subsequent license agreements, valued at more than $300 million, in 2015 with Japan-based Astellas for next generation allergy vaccines based on the LAMP platform.

Dr. Hearl is also a founder of Capital Genomix, Inc. (CGI), a Maryland-based biomarker and drug discovery Company and served as its first chief executive officer from inception in 2000 to late 2002 when he assumed the role of chief scientific officer. Dr. Hearl raised seed funds and Series A & B funding for CGI (approximately $5 million in cash/debt). He also acquired the Dynex Technologies division of Thermo Scientific in a leveraged acquisition deal. Dynex was subsequently divested and yielded a remarkable tenfold return to the Company.

Dr. Hearl is also responsible for the acquisition and development of the core technologies of Capital Genomix: GeneSystem320TM was licensed exclusively from MD Anderson Cancer Center and the ImmunoMouseTM was invented by Dr. Hearl. Dr. Hearl also has an established record of scientific productivity over his 20 years of work in the biotech industry. He started his career as a bench scientist at Electro-Nucleonics, Inc. and developed blood-based diagnostics for HIV, HTLV-I and Hepatitis C. He later worked at Life Technologies and directed the immunodetection group. Under Dr. Hearl’s direction, the lab developed a number of innovative antibody-based detection kits and reagents. He moved into scientific management when he became the director of research and development at Kirkegaard & Perry Laboratories, Inc. in 1994.

Dr. Hearl earned his Ph.D. in biochemistry from the University of Tennessee and B.S. from East Tennessee State University. Dr. Hearl currently sits on the board of HLB Co., LTD – KOSDAQ: HLB.

Director Qualifications:

The Board of Directors believes that Dr. Hearl is qualified to serve as a member of the Board due to his experience as a biotech / biopharma executive having successfully guided Immuomic Therapeutics to profitability over the last 15 years. He has raised more than $400 million in equity and non-dilutive capital highlighted by his major transaction with Astellas Pharma in 2015. He has served on numerous boards included the Maryland Governor’s Life Science Advisory Board and has a substantial network of business contacts including into international market in Japan and South Korea. Dr. Hearl was a finalist for the Maryland Tech Council CEO of the Year in 2021 and is recognized as a leader in the biotech business community in Maryland.

Julie Kampf, Director

Ms. Kampf is a global business executive and thought leader on talent and diversity, with 30 years of experience in the life science and retail/consumer fashion industries and on not-for-profit Boards of Directors. She is currently Chief Executive Officer of JBK Associates International, which she founded in 2003, and has grown to become a multi-million-dollar company as one of INC’s fastest growing private companies, four consecutive years, beginning in 2011. Julie has a reputation for delivering results that exceed expectations working with life science company CEOs and Boards, ranging from companies included in the Fortune 100 to early-stage startup companies.

Prior to founding JBK and moving into the life science industry, Julie gained deep business knowledge in product development, marketing, sales, and organizational development, having started her 17-year career in the fashion industry as a Macy’s Executive Trainee, with a subsequent series of roles of increasing responsibility at Warnaco Inc, Hartmann Inc and Michael Stevens, LTD, ultimately rising to Sr. VP with P&L responsibilities with a track record of consistently growing revenues and delivering strong profits.

Ms. Kampf has significant not-for-profit board and advisory committee experience having served on Howard University’s School of Communications Board of Visitors, where she helped launch an entrepreneurial incubator and established an award for student entrepreneurs. Her not-for-profit board service spans the Linkage Diversity Summit, Enterprising Women magazine, International Association of Corporate and Professional Recruitment, Girl Scout Council of Bergen County, Guiding Eyes for the Blind. Additionally, she has served on the Executive Committee of Good Grief, a national leader in delivering grief services to children and their families.

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Deeply committed to enhancing the careers and well-being of other women, Ms. Kampf was president of the 1,750-member HBA (Healthcare Businesswomen’s Association) Metro Chapter, where she co-founded a successful mentoring program. At the same time as a founding member of Bergen County’s Women United in Philanthropy, she helped launch the area’s largest grantor giving circle focused on women’s issues.

Ms. Kampf has received numerous awards, including having been recognized as one of New Jersey’s Best 50 Women in Business, an Enterprising Woman of The Year, an Ernst & Young Entrepreneurial Winning Woman, and a Brava Smart CEO Winner. In 2013 and 2009, Ms. Kampf was recognized as one of the PharmaVoice 100 ‘most inspiring people in the Life Science Industry.’

As a thought leader, Ms. Kampf has spoken at the Yale School of Management to the Multicultural Forum on Workplace Diversity, published articles on talent-related issues, appeared on national TV and other media outlets, and has authored a book on how to stand up for principles such as quality, integrity, and service.

Ms. Kampf earned a BA in Political Science from the University of Rhode Island, where she minored in Marketing.

Director Qualifications:

The Board of Directors believes that Ms. Kampf is qualified to serve as a member of the Board due to her experience holding executive committee positions on non-profit boards and having been the president of a non-profit board with more than 1,700 members. Additionally, Ms. Kampf serves public companies in her business life and works directly with public company boards in many cases. She has built a business from the group up to a multi-million-dollar businesses; therefore she is keenly aware of the drivers for growth. Ms. Kampf is a compensation expert given the work that she does in the search industry, and her knowledge of talent management, culture and diversity.

Dr. Vithalbhai Dhaduk, Interim Chief Executive Officer And Chairman of the Board of Directors

Dr. Dhaduk was appointed as Chairman of our Board of Directors on June 24, 2021 and Interim Chief Executive Officer on July 6, 2021. Dr. Dhaduk has more than 30 years’ professional experience as neurologist who has served as Head of Neurology at Professional Neurological Associates for 20 years and Assistant Professor of Neurology at Commonwealth Medical College. Dr. Dhaduk currently serves as President and Chairman at Professional Neurological Associates (since 1987), Chairman of Dap Dhaduk 1 to 8 (since 1998), Chairman of Caritas International Trading Inc. (since 2011), President and Chairman of Caritas Real Estate Group (since 2011), President and Chairman of Core Hospitality LLC (since 2011), President and Chairman of Star Real Estate LC (since 2012), President and Chairman of Coracias Advanced Technology LLC (since 2016), as a Director on the Board of Directors at FNCB Bancorp, Inc. (NASDAQ: FNCB, since 2017), Board of Directors for The Wright Center (since 2017), and President and Chairman of CorePharma, LLC (since 2018). Previously, Dr. Dhaduk had served as Chairman of Global Pharma Analytics (2012 – 2019), as President and Chairman of Somahlution, LLC (2012 – 2019), President and Chairman of Apicore LLC (2005 – 2016), President and Chairman of R&D Future Aire Tech (2011 – 2013), President and Chairman of Neuron Biotech (2007 – 2013, and President and Chairman of Synerx Pharmaceutical (2007 – 2013). Dr. Dhaduk is a managing trustee of charitable trust and past President and Chairman of Saurashtra Patel Cultural Samaj.

Dr. Dhaduk received a Bachelor of Medicine and Bachelor of Surgery in 1980 from M.P. Shah Medical College in Jamngar, India. Dr. Dhaduk has a Pennsylvania and New Jersey medical license (both since 1985), PGY-1 waiver on basis of excellence in post-graduation from the Board of Psychiatry and Neurology (1984), FLEX (Federal Licensing Examination (1984) and ECFMG Certification (1981). Dr. Dhaduk has received the following awards: David Dunn Memorial Award for Outstanding Teaching and Study of Neurology, Medical College of Pennsylvania (1986 – 1987) and Honors in Medicine, M.P. Shah Medical College, India (1980). Dr. Dhaduk has memberships in Fellow of the American Academy of Neurology, Pennsylvania Medical Society, Lackawanna County Medical Society, American Medical Association, MS Society, Parkinson’s Support Group, National Headache Foundation, Alzheimer’s Support Group and Who’s Who Registry.

Dr. Dhaduk has published in the Journal of Neurology, Neurosurgery, and Psychiatry the following: Partial Ataxic Hemiparesis (1988) and Polyneuritis Cranialis in Lyme Disease (1987). He has presented at the following: CT Scan, EEG, and Brain Mapping in Acute Stroke at American Academy of Neurology (April 1987) and Magnetic Resonance Imaging of Intracranial Vascular Malformations at American Society of Neuroimaging (February 1986).

Director Qualifications:

The Board of Directors believes that Dr. Dhaduk is qualified to serve as a member of the Board due to his experience as a director on various private company boards, and his more than 35 years in the medical profession and as a business owner.

Vote Required

The four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the shareholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board recommends a vote “FOR” all four nominees to the Board.

PROPOSAL 2

RATIFICATION OF THE COMPANY’S AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

General

On May 18, 2021, the Company’s Board of Directors adopted, subject to the ratification of the shareholders, the Company’s Amended and Restated 2021 Stock Incentive Plan (the “Plan”) in the form of the attached Appendix A.

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The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the Plan.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company and/or the Company’s Compensation Committee. The Board (or the Compensation Committee) shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 5,300,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the Plan. If shares of restricted stock awarded under the Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an option granted under the Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.

How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

No shares of common stock, options, or other securities have been issued under the Plan since approved by the Board of Directors.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

The Company cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table provided herein in the proxy statement, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Plan, the number of awards to be granted is within the discretion of the Board of Directors or the Compensation Committee.

The Board of Directors or the Compensation Committee may issue Options, shares of restricted stock or other awards under the Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other awards granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board or the Compensation Committee. Our Board and the Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board of Directors or the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

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The expiration date of Options and other awards granted under the Plan will be determined by our Board or the Compensation Committee. The maximum term of options and performance shares under the Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board of Directors or Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.

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There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI. Our Board of Directors may also amend the Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the Plan will terminate ten years from the date of its adoption by our Board, i.e., in January 2031.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Proxy Statement as Appendix A.

Vote Required

The ratification of the Company’s Amended and Restated 2021 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company cast on the proposal, present in person or by proxy at the Annual Meeting. For the ratification of the Company’s Amended and Restated 2021 Stock Incentive Plan, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” the ratification of the Company’s Amended and Restated 2021 Stock Incentive Plan.

Board Recommendation

Our Board recommends that you vote “FOR” the ratification of the Company’s Amended and Restated 2021 Stock Incentive Plan.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this Proxy Statement a separate proposal, which gives our shareholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as defined under “Executive Compensation”, below) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, shareholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation”, below, and the accompanying compensation tables and narratives.

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Our Compensation Committee oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our shareholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of shareholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●	Competition Among Peers. The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

●	Accountability for Our Performance. The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

●	Accountability for Individual Performance. In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage the Company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of shareholder value.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing shareholders with the opportunity to cast an advisory (non-binding) vote on the compensation programs of our named executive officers. Accordingly, you may vote on the following resolution at the meeting:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the Company’s 2021 Annual Meeting of Shareholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s current policy (to be modified from time-to-time by the Board and approved from time-to-time on a non-binding basis by shareholders is to provide shareholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of shareholders.

Ratification of this appointment is effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of this Proposal.

As noted above, the vote solicited by this Proposal is advisory in nature, and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the accompanying compensation tables and the related narrative disclosure contained in this Proxy Statement.

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PROPOSAL 4

ADJOURNMENT OF THE ANNUAL MEETING

General

Our shareholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our shareholders may be asked to vote on the Proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the Proposals, our shareholders may also be asked to vote on the Proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other Proposals. However, a shareholder vote may be taken on one of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such Proposal.

If the adjournment Proposal is submitted for a vote at the Annual Meeting, and if our shareholders vote to approve the adjournment Proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more Proposals. If the adjournment Proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the Proposals to be presented at the Annual Meeting, including the solicitation of proxies from shareholders that have previously voted against the relevant Proposal.

The Board believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Annual Meeting is insufficient to approve a Proposal, it is in the best interests of our shareholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the adjournment, you may vote “FOR” or “AGAINST” or abstain from voting.

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Board Recommendation

The Board recommends that you vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors.

VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table presents certain information as of July 22, 2021, as to:

●	each shareholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

●	each director,

●	each executive officer named in the “Summary Executive Compensation Table”, under “Executive Compensation”, above, beginning on page 31, and

●	all directors and executive officers as a group.

The percentages shown in the table under the column “Percent” are based on 35,928,188 shares of common stock outstanding as of July 22, 2021.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 555 Heritage Drive, Suite 205, Jupiter, Florida, 33458.

		Number of
		Shares	Percent
	Name and Address of	Beneficially	of
Title of Class	Beneficial Owner	Owned (1)	Class (2)
Common Stock	Dr. Cathy Pachuk (3)(5)	268,710	*
Common Stock	Dr. Steven Brooks (3)(6)	26,667	*
Common Stock	Dr. Donald Very, Jr. (3)(7)	6,667	*
Common Stock	Terry Brostowin (4)(8)	400,417	1.1%
Common Stock	Dr. William Hearl (4)(9)	10,417	*
Common Stock	Dr. Vithal Dhaduk (4)(10)	10,417	*
Common Stock	Julie Kampf (4)(11)	10,417	*
Common Stock	All directors and named executive officers as a group (7 persons)	733,712	2.0%

* Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power to the shares of the Company’s common stock.

(2) As of August 10, 2021, a total of 35,928,188 shares of the Company’s common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner listed, any options exercisable within 60 days have been also included for purposes of calculating their percent of class.

(3) Officer.

(4) Director.

(5) Consists of 268,710 shares of common stock and 0 options for common stock exercisable within 60 days.

(6) Consists of 20,000 shares of common stock and 6,667 options for common stock exercisable within 60 days.

(7) Consists of 0 shares of common stock and 6,667 options for common stock exercisable within 60 days.

(8) Consists of 0 shares of common stock and 400,417 options for common stock exercisable within 60 days.

(9) Consists of 0 shares of common stock and 10,417 options for common stock exercisable within 60 days.

(10) Consists of 0 shares of common stock and 10,417 options for common stock exercisable within 60 days.

(11) Consists of 0 shares of common stock and 10,417 options for common stock exercisable within 60 days.

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Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth the names and ages of our current directors and executive officers. We refer to all of these individuals collectively as our “named executive officers.” Also, the principal offices and positions with us held by each person and the date such person became our director, executive officer. Our executive officers are appointed by our Board of Directors. Our directors serve until the earlier occurrence of the election of his or her successor at the next meeting of stockholders, death, resignation or removal by the Board of Directors. There are no family relationships among our directors, executive officers, director nominees.

Name	Age	Position
Dr. Vithalbhai Dhaduk	67	Interim Chief Executive Officer and Chairman
Bradley Richmond		Acting Vice President of Finance
Dr. Steven Brooks	51	Chief Medical Officer
Amy Chandler	53	Executive Vice President
Roger Schaller	66	Executive Vice President
Dr. Donald Very	63	Executive Vice President
Dr. Catherine Pachuk	64	Chief Science Officer
Terry Brostowin, Esq.	61	Independent Director
Dr. William Hearl	64	Independent Director
Julie Kampf	59	Independent Director

Vithalbhai Dhaduk, MD - Interim Chief Executive Officer and Chairman

Dr. Dhaduk was appointed as Chairman of our Board of Directors on June 24, 2021 and Interim Chief Executive Officer on July 6, 2021. Dr. Dhaduk has more than 30 years’ professional experience as neurologist who has served as Head of Neurology at Professional Neurological Associates for 20 years and Assistant Professor of Neurology at Commonwealth Medical College. Dr. Dhaduk currently serves as President and Chairman at Professional Neurological Associates (since 1987), Chairman of Dap Dhaduk 1 to 8 (since 1998), Chairman of Caritas International Trading Inc. (since 2011), President and Chairman of Caritas Real Estate Group (since 2011), President and Chairman of Core Hospitality LLC (since 2011), President and Chairman of Star Real Estate LC (since 2012), President and Chairman of Coracias Advanced Technology LLC (since 2016), as a Director on the Board of Directors at FNCB Bancorp, Inc. (NASDAQ: FNCB, since 2017), Board of Directors for The Wright Center (since 2017), and President and Chairman of CorePharma, LLC (since 2018). Previously, Dr. Dhaduk had served as Chairman of Global Pharma Analytics (2012 – 2019), as President and Chairman of Somahlution, LLC (2012 – 2019), President and Chairman of Apicore LLC (2005 – 2016), President and Chairman of R&D Future Aire Tech (2011 – 2013), President and Chairman of Neuron Biotech (2007 – 2013, and President and Chairman of Synerx Pharmaceutical (2007 – 2013). Dr. Dhaduk is a managing trustee of charitable trust and past President and Chairman of Saurashtra Patel Cultural Samaj.

Dr. Dhaduk received a Bachelor of Medicine and Bachelor of Surgery in 1980 from M.P. Shah Medical College in Jamngar, India. Dr. Dhaduk has a Pennsylvania and New Jersey medical license (both since 1985), PGY-1 waiver on basis of excellence in post-graduation from the Board of Psychiatry and Neurology (1984), FLEX (Federal Licensing Examination (1984) and ECFMG Certification (1981). Dr. Dhaduk has received the following awards: David Dunn Memorial Award for Outstanding Teaching and Study of Neurology, Medical College of Pennsylvania (1986 – 1987) and Honors in Medicine, M.P. Shah Medical College, India (1980). Dr. Dhaduk has memberships in Fellow of the American Academy of Neurology, Pennsylvania Medical Society, Lackawanna County Medical Society, American Medical Association, MS Society, Parkinson’s Support Group, National Headache Foundation, Alzheimer’s Support Group and Who’s Who Registry.

Dr. Dhaduk has published in the Journal of Neurology, Neurosurgery, and Psychiatry the following: Partial Ataxic Hemiparesis (1988) and Polyneuritis Cranialis in Lyme Disease (1987). He has presented at the following: CT Scan, EEG, and Brain Mapping in Acute Stroke at American Academy of Neurology (April 1987) and Magnetic Resonance Imaging of Intracranial Vascular Malformations at American Society of Neuroimaging (February 1986).

Bradley Richmond – Acting Vice President of Finance

Mr. Richmond was appointed as the acting VP of Finance on July 19, 2021. Mr. Richmond has more than 20 years’ experience in the corporate finance industry. Mr. Richmond has raised in excess of $100 million for emerging growth companies in various sectors including Medical Device and Life Sciences. Mr. Richmond has a demonstrated track record of assisting companies structure financial instruments to enable proper growth. Since June 2020, Mr. Richmond has been Managing Director of Investment Banking at Univest Securities LLC. From 2016-2020 Mr. Richmond served as a Managing Director of Investment Banking at Westpark Capital, a middle market investment bank.

Steven Brooks MD MBA FACC – Chief Medical Officer

Dr. Brooks was appointed as Executive VP of Medical and Regulatory Affairs, Chief Medical Officer on December 1, 2020. Dr. Brooks is currently the principal of Brooks Medtech, LLC, a medical technology consulting firm. Dr. Brooks has more than 20 years in medicine and industry supporting the commercialization of medical innovation, including medical devices, mHealth, drugs, biologics and combination products. Dr. Brooks’ interests include evidence development, clinical trial design and execution, regulatory and reimbursement strategy and healthcare market strategy.

Previously Dr. Brooks was an Interventional Cardiologist at University of Maryland Medical Center and private practice, and then a Medical Officer at the United States Food and Drug Administration (FDA) for six years in Center for Devices and Radiological Health (CDRH) in the Division of Cardiovascular Devices.

Dr. Brooks has held positions with the life science consulting firms NDA Partners, Popper & Company, and Sage Growth Partners. He is CMO for Global Interconnect and is the Senior VP of Medical Sciences and Regulatory Affairs for Vita Therapeutics. He previously held the positions of CMO for Cardiocube, LLC and VP of Regulatory Affairs and Health Economics for Ablative Solutions.

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Dr. Brooks achieved his MD degree at the University of Pittsburgh School of Medicine, and Residency, Cardiology and Interventional Cardiology Fellowships at University of Pittsburgh Medical Center. He received his MBA from the Johns Hopkins Carey School of Business in the Business of Medicine Program, and a B.A at Duke University.

Amy Chandler – Executive Vice President

Ms. Chandler has more than 25 years of experience in the medical device, pharmaceutical and combination product industries, supporting CNS, cardiovascular, endovascular, consumer and wound care product development and manufacturing. She began her career at Johnson & Johnson where she held multiple positions of increasing levels of responsibilities within the Quality Assurance organization (QAU, QA, QC, QE, SQA). She has expertise in the development of Quality Assurance and Regulatory Affairs organizations and systems throughout all stages of a product life cycle. In addition, she has created both US and international strategies and submissions to secure key regulatory approvals and ensure quality and compliance. Ms. Chandler holds a B.S degree in Chemistry from North Carolina State University, a M.S. degree in Textile Technology from the Institute of Textile Technology and is RAC (Global) certified.

Roger Schaller – Executive Vice President

Mr. Roger Schaller is the Executive Vice President of Commercial Operations for Marizyme. Mr. Schaller has more than 30 years of life science industry experience in commercial operations, business development and, new product development for large and entrepreneurial companies. His experience has been with Medical, Life Sciences, Electronics and Bio Tech products with Global responsibilities and executive leadership. Most recently Roger Schaller was Vice President of Business Development at Promex Industries, a Silicon Valley Company specializing in Biotech Microelectronics serving the medical device and genomic industries. Prior to joining Promex, he served as Chief Operating Officer (COO) for Integrated Nano-Technologies, producing DNA point of care testing systems and, before that, as COO and Vice President of Business Development, for Coyote Bioscience, developing Life Science and Diagnostic products. He previously held a succession of executive posts with biotech and medical diagnostic firms including Affymetrix/Thermo Fisher, Rain Dance Technologies and was instrumental in establishing the initial Sales and Marketing Team that lead to the success of Cepheid, which is now a Danaher Company. Mr. Schaller holds Bachelor of Science degrees in Medical Technology and Biology from Illinois State University with a minor in Chemistry.

Donald Very, Jr. Ph.D. – Executive Vice President

Dr. Very has more than thirty years of device, diagnostic and, pharmaceutical compound/assay development and performance qualification experience in such diverse clinical areas as oncology, infectious disease, cardiovascular and, metabolic disease, Dr. Very has extensive experience in all phases of pharmaceutical and diagnostic assay research and device development, performance validation, clinical trial design and implementation, and regulatory approval.

In addition to his duties at Marizyme, Dr. Very is currently an Adjunct Professor of Biotechnology at Duquesne University in Pittsburgh. PA. Previously, Dr. Very served as Senior Vice President of Mosaigen, a global science & technology development corporation; and President, CEO, and Founder of Naviter Bioanalytics, LLC, a private consulting firm specializing in technological due diligence, bioanalytical method development, performance qualification, and regulatory approval. Additionally, Dr. Very previously served as Senior Vice President, Scientific Strategy, Technology and Research at Helomics Corporation where he was responsible for the identification, evaluation, and implementation of new technologies, assay platforms, and tests to augment the company’s clinical laboratory, comprehensive tumor profiling platform, and contract research offerings. Prior to Helomics, he was Vice President of Research and Assay Development for Ancera, Inc., where he successfully led efforts to develop quantitative cell, nucleic acid, and protein assays for the company’s proprietary, magnetic fluid-based, diagnostic platform; and Vice President of Immunology and Assay Development for the Institute for Bioanalytics, LLC (IBA), where he was responsible for the overall scientific, operational, and research activities of the Institute. At IBA, he successfully built a profitable contract research business. Under his leadership, IBA completed more than 200 cell, nucleic acid or antibody-based assay development and performance qualification projects in support of the research programs of clients in the pharmaceutical, diagnostic, and biotechnology industries. Dr. Very also served as a Senior Research Scientist for the Diagnostics Division of Bayer Corporation, where he was responsible for the design and execution of clinical trials, performance validation studies for the AFP, CA 125 II, and CA 15-3 tumor marker assays for the Bayer Immuno 1™ Immunoanalyzer, and the preparation and submission of 510(k) applications to the FDA for these assays. These activities culminated in the FDA’s approval of all these assays for use in the U.S. Dr. Very began his career as a researcher and supervisor of the BL-2 and BL-3 laboratories affiliated with the U.S. Army Medical Research Unit in the Republic of Korea. Managing a staff of six scientists, his team conducted clinical and diagnostic research on hantaviral and rickettsial diseases endogenous to the Korean peninsula.

Dr. Very is a frequently invited speaker at national and international scientific symposia discussing topics ranging from advances in personalized medicine in oncology, the clinical utility of serum biomarkers in the diagnosis and management of disease, the development and performance qualification of multiplexed immunoassays, and the future of the in vitro diagnostic industry. He received his Bachelor of Science degree in Biology from the University of Notre Dame, a Master of Science degree in Biology from the University of Texas at San Antonio, and a Doctorate in Microbiology/Immunology from Boston University.

Catherine J. Pachuk, Ph.D. – Chief Science Officer

Dr. Pachuk has more than 25 years of research and development leadership experience in the pharmaceutical and biotech sectors with expertise in both drug, device, and vaccine development with significant experience in nucleic acid based therapeutic platforms including ASO, RNAi and nucleic acid-based vaccines. Her key areas of therapeutic focus are viral diseases including Hepatitis B, Hepatitis C, metabolic disease, HCC, and indications associated with Ischemia Reperfusion Injury. She was involved in advancing multiple product candidates into the clinic and market including several first-in-man compounds. She received her Ph.D. in molecular virology from the University of Pennsylvania where she studied the molecular biology of coronaviruses. She also has a dual Regulatory Affairs Certificate from RAPS (Regulatory Affairs Professional Society) in Medical Devices and Pharmaceuticals.

Following a post-doctoral fellowship at SmithKline Beecham, she joined Apollon, Inc. to develop programs in oligonucleotide-based therapeutics, and subsequently DNA-based vaccines for both viral and oncology indications. Following the acquisition of Apollon, Inc. by Wyeth-Ayerst Research in 1998 she continued to direct several vaccine programs which resulted in several plasmid-based vaccine products being advanced into clinical trials. During this time, Dr. Pachuk worked with FDA’S CBER division in the drafting of a “Points to Consider” document regarding considerations for administration of plasmid DNA compounds in humans. In 2001, she co-founded Nucleonics, a biotech focused on the development of RNAi-based therapeutics, one of which was advanced into clinical studies in Chronic Hepatitis B patients. Until April of 2008, she was VP of Preclinical Research. Dr. Pachuk then went on to lead biology and preclinical development efforts for Pfizer’s oligonucleotide therapeutic programs (ASO and siRNA) in the areas of oncology and metabolic disease and was a member of the Executive Leadership Team. Dr. Pachuk also has significant experience in nucleic-acid delivery and has led nucleic acid-delivery and formulation development programs for ASO, plasmid-based therapeutics, and siRNA at Apollon/Wyeth Vaccines, Nucleonics and Pfizer. Dr. Pachuk also was responsible for obtaining more than 1.8 million dollars in government and private grants.

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Dr. Pachuk is currently a Scientific Advisory Board member for Ocugen Inc where she advises on the development of a COVID-19 vaccine and is currently an invited expert curator for the American Society of Microbiology’s COVID-19 research registry. She is also an adjunct faculty member at both Florida Atlantic University and Baruch Blumberg Institute.

Terry Brostowin, Esq. – Independent Director

Mr. Brostowin was appointed as an independent director on December 14, 2018. Mr. Brostowin is an accomplished attorney admitted to the Federal Courts in both the Eastern and Southern Districts of New York and the District of New Jersey. He has extensive expertise in contracts and commercial litigation. Mr. Brostowin has provided his opinion to the New York City Mayor’s office of judicial screening committees on judicial reappointments and was a compliance specialist ensuring the Department of Correction’s compliance with various Federal Court ordered mandates and ensured the financial integrity of various vendors doing business with the Financial Systems Division. Mr. Brostowin has been affiliated with the law firm Brostowin & Associates, PC, since 2009. From 2002 to 2009, Mr. Brostowin was affiliated with the law firm Conway & Brostowin, LLC.

William Hearl, Ph.D. – Independent Director

Dr. Hearl is the founder of Immunomic Therapeutics, Inc. and is an experienced and successful life science businessman and entrepreneur. Dr. Hearl is adept at brokering mutually beneficial partnerships and identifying non-traditional collaborations and investment opportunities.

The advent of the commercial development of LAMP technology came from discussions between Dr. Hearl and Dr. Tom August at Johns Hopkins University. Based on their mutual vision of the value of LAMP, ITI emerged and began operations in 2006. Dr. Hearl’s extensive experience in intellectual property management and business development led to the reward of a sub-license of the LAMP technology to Geron Corporation within 30 days of initiating operations and subsequent license agreements, valued at more than $300 million, in 2015 with Japan-based Astellas for next generation allergy vaccines based on the LAMP platform.

Dr. Hearl is also a founder of Capital Genomix, Inc. (CGI), a Maryland-based biomarker and drug discovery Company and served as its first chief executive officer from inception in 2000 to late 2002 when he assumed the role of chief scientific officer. Dr. Hearl raised seed funds and Series A & B funding for CGI (approximately $5 million in cash/debt). He also acquired the Dynex Technologies division of Thermo Scientific in a leveraged acquisition deal. Dynex was subsequently divested and yielded a remarkable tenfold return to the Company.

Dr. Hearl is also responsible for the acquisition and development of the core technologies of Capital Genomix: GeneSystem320TM was licensed exclusively from MD Anderson Cancer Center and the ImmunoMouseTM was invented by Dr. Hearl. Dr. Hearl also has an established record of scientific productivity over his 20 years of work in the biotech industry. He started his career as a bench scientist at Electro-Nucleonics, Inc. and developed blood-based diagnostics for HIV, HTLV-I and Hepatitis C. He later worked at Life Technologies and directed the immunodetection group. Under Dr. Hearl’s direction, the lab developed a number of innovative antibody-based detection kits and reagents. He moved into scientific management when he became the director of research and development at Kirkegaard & Perry Laboratories, Inc. in 1994.

Dr. Hearl earned his Ph.D. in biochemistry from the University of Tennessee and B.S. from East Tennessee State University. Dr. Hearl currently sits on the board of HLB Co., LTD – KOSDAQ: HLB.

Julie Kampf – Independent Director

Ms. Kampf is a global business executive and thought leader on talent and diversity, with 30 years of experience in the life science and retail/consumer fashion industries and on not-for-profit Boards of Directors. She is currently Chief Executive Officer of JBK Associates International, which she founded in 2003, and has grown to become a multi-million-dollar company as one of INC’s fastest growing private companies, four consecutive years, beginning in 2011. Julie has a reputation for delivering results that exceed expectations working with life science company CEOs and Boards, ranging from companies included in the Fortune 100 to early-stage startup companies.

Prior to founding JBK and moving into the life science industry, Julie gained deep business knowledge in product development, marketing, sales, and organizational development, having started her 17-year career in the fashion industry as a Macy’s Executive Trainee, with a subsequent series of roles of increasing responsibility at Warnaco Inc, Hartmann Inc and Michael Stevens, LTD, ultimately rising to Sr. VP with P&L responsibilities with a track record of consistently growing revenues and delivering strong profits.

Ms. Kampf has significant not-for-profit board and advisory committee experience having served on Howard University’s School of Communications Board of Visitors, where she helped launch an entrepreneurial incubator and established an award for student entrepreneurs. Her not-for-profit board service spans the Linkage Diversity Summit, Enterprising Women magazine, International Association of Corporate and Professional Recruitment, Girl Scout Council of Bergen County, Guiding Eyes for the Blind. Additionally, she has served on the Executive Committee of Good Grief, a national leader in delivering grief services to children and their families.

Deeply committed to enhancing the careers and well-being of other women, Ms. Kampf was president of the 1,750-member HBA (Healthcare Businesswomen’s Association) Metro Chapter, where she co-founded a successful mentoring program. At the same time as a founding member of Bergen County’s Women United in Philanthropy, she helped launch the area’s largest grantor giving circle focused on women’s issues.

Ms. Kampf has received numerous awards, including having been recognized as one of New Jersey’s Best 50 Women in Business, an Enterprising Woman of The Year, an Ernst & Young Entrepreneurial Winning Woman, and a Brava Smart CEO Winner. In 2013 and 2009, Ms. Kampf was recognized as one of the PharmaVoice 100 ‘most inspiring people in the Life Science Industry.’

As a thought leader, Ms. Kampf has spoken at the Yale School of Management to the Multicultural Forum on Workplace Diversity, published articles on talent-related issues, appeared on national TV and other media outlets, and has authored a book on how to stand up for principles such as quality, integrity, and service.

Ms. Kampf earned a BA in Political Science from the University of Rhode Island, where she minored in Marketing.

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EXECUTIVE COMPENSATION

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acting in similar capacity during the last completed fiscal year, regardless of compensation level, and other individuals as required by Item 402(m)(2) of Regulation S-K.

SUMMARY EXECUTIVE COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Neil J. Campbell,	2020	$64,242	$-	$-	$-	$-	$-	$50,000	$114,242
CEO (1)	2019	$-	$-	$-	$-	$-	$-	$-	$-

Bruce Harmon,	2020	$21,742	$-	$12,500	$6,250	$-	$-	$30,000	$70,492
CFO (2)	2019	$-	$-	$-	$-	$-	$-	$-	$-

Dr. Satish Chandran,	2020	$237,840	$-	$-	$-	$-	$-	$-	$237,840
CTO (3)	2019	$228,747	$-	$-	$-	$-	$-	$-	$228,747

Dr. Cathy Pachuk,	2020	$227,864	$-	$-	$-	$-	$-	$-	$227,864
CSO (4)	2019	$194,432	$-	$-	$-	$-	$-	$-	$194,432

James Sapirstein,	2020	$-	$-	$-	$-	$-	$-	$-	$-
Interim CEO (5)	2019	$-	$-	$-	$-	$-	$-	$-	$-

Nicholas DeVito, CEO,	2020	$20,000	$-	$-	$-	$-	$-	$20,000	$40,000
CFO (6)	2019	$-	$-	$-	$-	$-	$-	$-	$-

Ralph Makar,	2020	$-	$-	$-	$-	$-	$-	$110,000	$110,000
CEO (7)	2019	$-	$-	$-	$-	$-	$-	$-	$-

(1) Appointed on November 1, 2020. Resigned March 18, 2021.

(2) Appointed on September 1, 2020. Resigned on July 12, 2021.

(3) Appointed on July 31, 2020. Terminated on April 2, 2021.

(4) Appointed on July 31, 2020.

(5) Appointed as Interim CEO on September 1, 2020, resigned on November 1, 2020; reappointed Interim CEO on March 21, 2021, resigned on June 24, 2021.

(6) Appointed as CEO on May 7, 2018 and resigned on September 14, 2018 and then appointed as Interim CEO and Interim CFO on July 13, 2019 and resigned on September 1, 2020.

(7) Appointed on February 24, 2020 and resigned in April 2020.

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Employment and Consulting Agreements

Steven Brooks Offer Letter

On December 1, 2020, Steven Brooks signed an offer letter from us accepting the position as our Chief Medical Officer effective as of that date. This position provides annual compensation of $300,000, an annual discretionary bonus of potentially 25% of base salary based upon discretionary objectives to be outlined, and options to purchase 40,000 shares of our common stock. We also provided Mr. Brooks a benefit package to include insurance coverage.

Donald Very Offer Letter

On December 2, 2020, Donald Very signed an offer letter from us accepting the position as our Executive Vice President of Research and Development for the company effective December 1, 2020. This position provides annual compensation of $250,000, a bonus of 25% of salary based upon discretionary objectives to be outlined, and options to purchase 40,000 shares of common stock with an exercise price of $1.25, vesting quarterly over three years, and our standard benefit package.

Roger Schaller Offer Letter

On January 16, 2021, Roger Schaller signed an offer letter from us accepting the position as our Executive Vice President of Commercial Operations, effective as of that date. The position provides annual compensation of $250,000, an annual discretionary bonus of potentially 25% of base salary based upon discretionary objectives to be outlined, a potential realization bonus (performance sales revenue based) to be determined, and shares to be determined and approved by our Board of Directors. We also provided Mr. Schaller with a benefit package including insurance coverage.

Retirement

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company or any of its subsidiaries, if any.

2021 Stock Incentive Plan

Information regarding the Company’s Amended and Restated 2021 Stock Incentive Plan is presented above in Proposal 2.

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COMPENSATION OF DIRECTORS

Board of Directors

The directors and former directors of the Company were compensated as such during the fiscal years ended December 31, 2020, and December 31, 2019, respectively, as follows:

Name and		Fees Earned			Non-Equity Incentive Plan	Nonqualified Deferred	All Other
Principal		or Paid	Stock	Option	Compensation	Compensation	Compen-
Position	Year	in Cash	Awards	Awards	Earnings	Earnings	sation	Total
James Sapirstein (1)	2020	$-	$-	$-	$-	$-	$-	$-
	2019	$-	$-	$-	$-	$-	$-	$-

Terry Brostowin (2)	2020	$-	$-	$-	$-	$-	$-	$-
	2019	$-	$-	$-	$-	$-	$-	$-

Dr. William Hearl (3)	2020	$-	$-	$-	$-	$-	$-	$-
	2019	$-	$-	$-	$-	$-	$-	$-

Dr. Neil Campbell (4)	2020	$-	$-	$25,946	$-	$-	$114,242	$140,188
	2019	$-	$-	$-	$-	$-	$-	$-

Nicolas DeVito (5)	2020	$-	$-	$-	$-	$-	$20,000	$20,000
	2019	$-	$-	$-	$-	$-	$-	$-

(1) Appointed on December 10, 2018; resigned on June 24, 2021.

(2) Appointed on December 14, 2018.

(3) Appointed on October 30, 2020.

(4) Appointed as director, chief executive officer and president on November 1, 2020. Resigned on March 5, 2021. Compensated as officer (salary and stock options) and director.

(5) Appointed on July 13, 2019. Resigned on September 1, 2020. Compensated as officer and director.

In March 2021, the Company’s then Board of Directors (James Sapirstein, Terry Brostowin, Dr. William Hearl, Julie Kampf and Dr. Vithal Dhaduk) were each granted 125,000 stock options with an exercise price of $1.25, three-year vesting and a ten-year life. Black Scholes was used to determine that each director’s value was $148,750 fully vested.

Name	Number of Securities Underlying Unexercised Options # Exercisable	# Unexercisable	Incentive Plan Awards: Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock not Vested	Market Value of Shares or Units not Vested	Awards: Number of Unearned Shares, Units or Other Rights not Vested	Value of Unearned Shares, Units or Other Rights not Vested
James Sapirstein	1,100,000	-	1,100,000	$1.50	7/12/29	-	-	-	-
	125,000	-	125,000	$1.01	12/5/28

Terry Brostowin	250,000	-	250,000	$1.50	7/12/29	-	-	-	-
	140,000	-	140,000	$1.01	12/5/28

Dr. Neil Campbell	500,000	500,000	500,000	$1.25	10/29/30	-	-	-	-

Dr. William Hearl	-	-	-	$-		-	-	-	-

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OUTSTANDING EQUITY AWARDS

As of December 31, 2020, the following named executive officers had the following unexercised options, stock that has not vested, and equity incentive plan awards:

Name	Number of Securities Underlying Unexercised Options # Exercisable	# Unexercisable	Incentive Plan Awards: Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock not Vested	Market Value of Shares or Units not Vested	Awards: Number of Unearned Shares, Units or Other Rights not Vested	Value of Unearned Shares, Units or Other Rights not Vested
Dr. Neil J. Campbell, former CEO and President	50,000	450,000	450,000	$1.25	10/31/30	-	-	-	-

Bruce Harmon, former CFO	-	120,000	120,000	$1.25	10/21/30	-	-	-	-

Dr. Donald Very, EVP	-	40,000	40,000	$1.25	12/1/30	-	-	-	-

Dr. Steven Brooks, CMO	-	40,000	40,000	$1.25	11/30/30	-	-	-	-

STOCK OPTIONS

Grants of stock options or stock appreciation rights were made during the year ended December 31, 2020 as follows:

Dr. Neil J. Campbell, former CEO and President	500,000
Bruce Harmon, former CFO	120,000
Dr. Donald Very, EVP	40,000
Dr. Steven Brooks, CMO	40,000

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee was formed by Board on April 16, 2021 and has not yet issued an audit committee report regarding our financial statements.

DESCRIPTION OF CAPITAL STOCK

The total number of shares of all classes of stock that the Company has authority to issue is 100,000,000, consisting of 75,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share. As of the filing date of this Proxy Statement, the Company had (i) 35,928,188 shares of common stock outstanding; and (ii) no shares of preferred stock outstanding.

Common Stock

Holders of our common stock: (i) are entitled to share ratably in all of our assets available for distribution upon liquidation, dissolution or winding up of our affairs; (ii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iii) are entitled to one vote per share on all matters on which shareholders may vote at all shareholder meetings. Each shareholder is entitled to receive the dividends as may be declared by our directors out of funds legally available for dividends. Our directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our directors and will depend upon, among other things, future earnings, the operating and financial condition of our Company, our capital requirements, general business conditions and other pertinent factors.

The presence of the persons entitled to vote a majority (more than 50%) of the outstanding voting shares on a matter before the shareholders shall constitute the quorum necessary for the consideration of the matter at a shareholders meeting.

The vote of the holders of a majority of the votes cast on the matter at a meeting at which a quorum is present shall constitute an act of the shareholders, except for the election of directors, who shall be appointed by a plurality of the shares entitled to vote at a meeting at which a quorum is present. The common stock does not have cumulative voting rights, which means that the holders of a majority of the common stock voting for election of directors can elect 100% of our directors if they choose to do so.

Preferred Stock

Subject to the terms contained in any designation of a series of preferred stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the rights, powers, designations, preferences and relative, participating, optional and other rights and qualifications, limitations and restrictions for shares of any class or classes of preferred stock, without the consent of the stockholders of the Company.

Series A Non-Convertible Preferred Stock

On May 11, 2018, 1,000 shares of the Company’s authorized shares of preferred stock were designated as Series A Non-Convertible Preferred Stock (the “Series A Preferred Stock”). Shares of Series A Preferred Stock when issued would have no dividend rights, liquidation preferences, or conversion rights, but would have super-voting rights, with the Series A Preferred Stock representing 80% of all votes entitled to be voted by the Company’s shareholders. No shares of Series A Preferred Stock are outstanding as of July 22, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

There have been no other transactions between us and any officer, director, or any shareholder owning greater than five percent (5%) of our outstanding voting shares, or any member of the above referenced individual’s immediate family, since January 1, 2019, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which we had or will have a direct or indirect material interest, except as set forth below or otherwise disclosed above under “Executive Compensation”—“Summary Executive Compensation Table,” “Steven Brooks Offer Letter,” “Donald Very Offer Letter,” and “Roger Schaller Offer Letter,” which information, as applicable, is incorporated by reference into this “Certain Relationships and Related Transactions” section.

Office Space

The Company had a lease arrangement with Dr. Dhaduk (the owner of Somahlution, Inc.) of a building located at 225 Chimney Corner Lane, Jupiter, Florida 33458 which expired on December 31, 2020. On December 15, 2020, the Company entered a five-and-a-half-year lease for 555 Heritage Drive, Jupiter, Florida 33458 for approximately 8,500 square feet which includes office and laboratory space.

Share Exchange Agreement

On July 31, 2020, the Company executed a share exchange agreement with the owners of Somahlution, Inc. (“Somahlution”) whereby the Company acquired all the assets and certain liabilities of Somahlution, LLC, Somaceutica, LLC and all the outstanding stock of Somahlution, Inc. for 10,000,000 newly issued shares of the Company’s common stock, 3,000,000 warrants with an exercise price of $5.00 and certain royalties based on success. Somahlution, Inc. became a wholly owned subsidiary of the Company. Dr. Satish Chandran and Dr. Catherine Pachuk, officers of Somahlution, became officers of the Company at that time. Dr. Chandran is no longer an officer or employee of the Company.

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CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Currently, Dr. Vithal Dhaduk serves as Chairman of the Board. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Family Relationships

There are no family relationships among our directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Information Concerning the Board and its Committees

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have previously compensated our directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below). The Board annually appoints the executive officers of the Company and the executive officers serve at the discretion of the Board.

Executive Sessions of the Board

The independent members of the Board of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

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Communicating with our Board

Shareholders may contact the Board about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458.

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Board of Directors and Committee Meetings

For the fiscal year ending December 31, 2020, the Board held 19 meetings and took various other actions via the unanimous written consent of the Board and the various committees described below. All directors attended at least 75% of the Board of Directors meetings and committee meetings relating to the committees on which each director served. The Company did not have an annual meeting of its shareholders in 2020 for its directors to attend. The Company encourages but does not require all directors to be present at annual meetings of shareholders.

Board of Directors Committee Membership

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. On April 16, 2021, the Board formed an Audit Committee, Compensation Committee, and Nominating and Governance Committee. Current committee membership and the functions of those committees are described below.

	Audit Committee	Compensation Committee	Nominating and Governance Committee

Terry Brostowin, Esq.	C	M
Dr. William Hearl	M		C
Julie Kampf		C	M
Dr. Vithalbhai Dhaduk	M	M

C - Chairman.

M – Member.

O – Observer.

Audit Committee

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors and perform such other activities consistent with its charter and our Bylaws as the Committee or the Board deems appropriate. The Audit Committee will produce an annual report regarding our future year-end financial statements, which will be included in in our future proxy statements for each year’s annual meeting. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Board has determined that Terry Brostowin, Esq., Dr. William Hearl, and Julie Kampf are “independent” (as defined in SEC rules). We do not have an independent director who would qualify as an “audit committee financial expert” (as defined in SEC rules). We believe that members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an audit committee financial expert would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date.

During the fiscal year ending December 31, 2020, we did not have an Audit Committee, and therefore our Audit Committee held no meetings during the fiscal year ending December 31, 2020.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

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During the fiscal year ending December 31, 2020, we did not have Compensation Committee, and therefore our Compensation Committee held no meetings during the fiscal year ending December 31, 2020.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Julie Kampf (Chair), Dr. Vithal Dhaduk, and Terry Brostowin; and Ms. Kampf and Mr. Brostowin are each independent members of our Board of Directors. Except for Dr. Dhaduk who is currently serving as our Interim Chief Executive Officer, no member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2020, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for (1) assisting the Board by identifying individuals qualified to become Board members; (2) recommending individuals to the Board for nomination as members of the Board and its committees; (3) leading the Board in its annual review of the Board’s performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board; (5) reviewing and recommending to the Board responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board in ensuring proper attention and effective response to shareholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Nominating and Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Nominating and Governance Committee will consider candidates recommended by shareholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted shareholder recommendations to the Committee. Individuals recommended by shareholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by shareholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit shareholders to nominate directors at an annual meeting of shareholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable SEC rules and regulations.

During the fiscal year ending December 31, 2020, we did not have Nominating and Governance Committee, and therefore our Nominating and Governance Committee held no meetings during the fiscal year ending December 31, 2020.

Director Nominations Process

As described above, the Nominating and Governance Committee will consider qualified director candidates recommended in good faith by shareholders, provided those nominees meet the requirements of applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

Code of Ethics

We intend to adopt a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, but have not done so to date due to our relatively small size. We intend to adopt a written code of ethics in the near future.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between shareholders and executives that equity awards are intended to build. As such, while the Company does not currently have a formal policy which prohibits short sales of Company stock and/or trading in derivatives (such as put and call options) that relate to Company securities, such transactions are discouraged by the officers and directors, none of which own any equity in the Company as of the date of this proxy.

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Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Interim Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy to date.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2020 and through the date of this filing, were timely made except as follows: the Form 3 filed November 16, 2020, for July 31, 2020, by Dr. Catherine Pachuk; the Form 3 filed November 16, 2020, for July 31, 2020, by Dr. Satish Chandran; the Form 4 filed November 16, 2020, for October 22, 2020, by Bruce Harmon; the Form 3 filed December 3, 2020, for November 1, 2020, by Dr. Neil Campbell; and the Form 3 filed December 22, 2020, for July 28, 2020, by Dr. Steven Brooks.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our shareholders in connection with any of the Proposals.

ADDITIONAL INFORMATION

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website at https://marizyme.com/investors/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this Proxy Statement.

The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt upon receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458.

OTHER MATTERS

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

STOCKHOLDER PROPOSALS

Shareholder Proposals for 2022 Annual Meeting of Shareholders and 2022 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2022 fiscal year Annual Meeting of shareholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 555 Heritage Drive, Suite 205, Jupiter, Florida 33458, not earlier than the close of business on April 11, 2022, and not later than the close of business on May 11, 2022, together with written notice of the shareholder’s intention to present a proposal for action at the fiscal 2022 Annual Meeting of shareholders, unless our annual meeting date occurs more than 30 days before or 30 days after September 20, 2022. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

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The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Nominations For Directors

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by shareholders, by the same deadlines set forth above under “Shareholder Proposals for 2022 Annual Meeting of Shareholders and 2022 Proxy Materials”, provided those nominees meet the requirements of applicable federal securities law, and the requirements of the Company’s Bylaws. The Nominating and Governance Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida 33458. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

Sincerely,

/s/ Dr. Vithal Dhaduk

Dr. Vithal Dhaduk
Interim Chief Executive Officer

Jupiter, Florida

August 10, 2021

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APPENDIX A

AMENDED AND RESTATED MARIZYME, INC.

2021 STOCK INCENTIVE PLAN

1. Establishment, Purpose and Term of Plan.

1.1. Establishment. The Amended and Restated Marizyme, Inc. 2021 Stock Incentive Plan is hereby established effective as of May 18, 2021.

1.2. Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3. Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2. Definitions and Construction.

2.1. Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

a. “Applicable Laws” means the requirements relating to the administration of equity-based awards under applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan, including if applicable, U.S. federal and state corporate laws, U.S. federal and state securities laws, U.S. federal and state tax laws, and any stock exchange or quotation system on which the Company’s common stock is listed or quoted.

b. “Award” means a grant under the Plan of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock granted as a bonus or in lieu of another Award, or Performance Awards.

c. “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

d. “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

e. “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s commission (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

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f. “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

i The acquisition in one transaction by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 51% or more of outstanding Stock of the Company; provided, however, that a Change in Control as defined in this clause (i) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who immediately prior to the effective date of this Plan is a holder of Stock (a “Current Stockholder”) so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Stockholder beneficially owning shares or securities representing 51% or more of the outstanding shares or securities; or

ii Any election has occurred of persons as directors of the Company that causes two-thirds or more of the Board to consist of persons other than (A) persons who were members of the Board on the effective date of this Plan and (B) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the effective date of this Plan; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in sub clause (A) or (B) and persons who were themselves previously nominated in accordance with this clause (ii) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in sub clause (B); or

iii Approval by the stockholders of the Company of a reorganization, merger, consolidation or similar transaction (a “Reorganization Transaction”), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such Reorganization Transaction; or

iv Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such sale or disposition in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such sale or disposition.

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b. “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

c. “Committee” means the compensation committee or other committee or subcommittee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

d. “Company” means Marizyme, Inc., a Nevada corporation, or any successor corporation thereto.

e. “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or on a Form S-8 Registration Statement under the Securities Act.

f. “Date of Grant” means the date on which the Board makes the determination to grant an Award, unless a later date is specified by the Board.

g. “Director” means a member of the Board.

h. “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.

i. “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

j. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

k. “Exercise Price” means the price at which the holder of an Option or SAR may purchase the Stock issuable upon exercise of an Option or SAR.

l. “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

i If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

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ii If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

m. “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option pursuant to Section 422 of the Code.

n. “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

o. “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

p. “Nonstatutory Stock Option” means an Option that is not intended to be a Incentive Stock Option.

q. “Officer” means any person designated by the Board as an officer of the Company.

r. “Option” means a ISO or Nonstatutory Stock Option granted pursuant to the Plan.

s. “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

t. “Participant” means any eligible person who has been granted one or more Awards.

u. “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

v. “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

w. “Performance Award” means cash or stock incentives subject to the satisfaction of long-term Performance Criteria and granted pursuant to Section 9 below.

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x. “Performance Criteria” means business criteria including, but not limited to: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre-or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total shareholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels or Performance Criteria. Any Performance Criteria may be used to measure the Company’s performance as a whole or any of the Company’s business units and may be measured relative to a peer group or index.

y. “Performance Period” means the period as designated by the Board or Committee.

z. “Plan” means this Amended and Restated Marizyme, Inc. 2021 Stock Incentive Plan.

aa. “Restricted Stock Award” means an Award of restricted Stock granted pursuant to Section 7.

bb. “Restricted Stock Unit Award” or “RSU” means an Award of a right to receive Stock on a future date granted pursuant to Section 8.

cc. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

dd. “Securities Act” means the Securities Act of 1933, as amended.

ee. “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

ff. “Stock” means a share of the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

gg. “Stock Appreciation Right” or “SAR” means is a right to receive, in cash or Stock (as determined by the Board), value with respect to a specific number of Stock equal to or otherwise based on the excess of (i) the Fair Market Value of a share of Stock at the time of exercise over (ii) the Exercise Price of the right, subject to such terms and conditions as are expressed in the Award Agreement.

hh. “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

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ii. “Ten Percent Stockholder” means a natural person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiary Corporations or its Parent Corporation.

jj. “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1. Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Board, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

3.2. Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3. Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

a. to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

b. to determine the type of Award granted;

c. to determine the Fair Market Value of shares of Stock or other property;

d. to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award or shares acquired pursuant thereto, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or shares acquired pursuant thereto, (v) the time of expiration of any Award, (vi) the effect of any Participant’s termination of Service on any of the foregoing, (vii) the Performance Criteria, if any, and level of achievement versus the Performance Criteria that shall determine the number of shares of Stock granted, issued, retainable and/or vested, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

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e. to approve one or more forms of Award Agreement;

f. to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

g. to accelerate, continue, extend or defer the exercisability or vesting of any Award or any Stock acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

h. to implement a program where (A) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower Exercise Prices and different terms), Awards of a different type, or cash, or (B) the Exercise Price of an outstanding Award is reduced, based in each case on terms and conditions determined by the Board in its sole discretion;

i. to allow Participants to satisfy withholding tax obligations or costs attendant to exercising an Award by electing to have the Company withhold from the Stock or cash to be delivered upon exercise or vesting of an Award that number of shares of Stock represented by the shares of Stock or cash having a Fair Market Value equal to the minimum amount required to be withheld and/or the attendant costs. The Fair Market Value of any shares of Stock to be withheld will be determined on the date that the amount of tax to be withheld and/or costs imposed is to be determined. All elections by a Participant to have shares of Stock or cash withheld for these purposes will be made in such form and under such conditions as the Board may deem necessary or advisable;

j. to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

k. to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or Applicable Law; and

l. to make all other determinations deemed necessary or advisable for administering the Plan.

3.4. Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5. Effect of Change in Status. The Board shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (a) any individual who is employed by an entity that ceases to be a Subsidiary Corporation, (b) any leave of absence approved by the Company or a Subsidiary Corporation, (c) any transfer between locations of employment with the Company or a Subsidiary Corporation or between the Company and any Subsidiary Corporation or between any Subsidiary Corporation, (d) any change in the Participant’s status from an employee to a Consultant or Director, or vice versa, and (e) at the request of the Company or a Subsidiary Corporation, any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary Corporation.

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3.6. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Participating Company Group, members of the Board and any Officers or Employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1. Maximum Number of Shares of Stock Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 3,100,000 shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired pursuant to an Award subject to forfeiture or repurchase and are forfeited or repurchased by the Company for an amount not greater than the Participant’s exercise or purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. The maximum number of shares of Stock that may be issuable pursuant to Incentive Stock Awards granted under the Plan shall not exceed 3,100,000, which limitation shall be subject to adjustment under Section 4.2 only to the extent that such adjustment is consistent with adjustments permitted under Section 422 of the Code.

4.2. Adjustments for Changes in Capital Structure. Subject to any required action by the shareholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the Exercise Price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

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5. Eligibility and Option Limitations.

5.1. Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2. Participation in the Plan. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

6. Stock Options and Stock Appreciation Rights.

Options and SARs shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Each Option grant will identify the Option as an ISO or Nonstatutory Stock Option. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1. Exercise Price. The Exercise Price for each Option or SAR shall be established in the discretion of the Board; provided, however, that the Exercise Price per share for an Option or SAR shall be not less than the Fair Market Value of a share of Stock on the effective Date of Grant of the Option or SAR, or in the case of an ISO granted to a Ten Percent Stockholder, one hundred ten percent (110%) the Fair Market Value of a share of Stock on the effective Date of Grant. Notwithstanding the foregoing, an Option or SAR may be granted with an Exercise Price lower than the minimum Exercise Price set forth above if such Option or SAR is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2. Exercisability and Term of Options and SARs. Options may be immediately exercisable but subject to repurchase pursuant to Section 16.1 or may be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option. No Option or SAR shall be exercisable after the expiration of ten (10) years after the effective Date of Grant of such Option or SAR; provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option or SAR, any Option or SAR granted hereunder shall terminate ten (10) years after the effective Date of Grant of the Option or SAR (or five (5) years after the effective Date of Grant of an ISO to a Ten Percent Stockholder), unless earlier terminated in accordance with its provisions. The Board may set a reasonable minimum number of shares of Stock that may be exercised at any one time.

6.3. Payment of Exercise Price for Options.

a. Forms of Consideration Authorized. Except as otherwise provided below, payment of the Exercise Price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of Stock owned by the Participant for no less than six (6) months, having a Fair Market Value not less than the Exercise Price, and clear of all liens, claims of encumbrances or security interests, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by cancellation of indebtedness of the Company owed to Participant; (v) by waiver of compensation due or accrued to Participant from Company for services rendered, (vi) by such other consideration as may be approved by the Board from time to time to the extent permitted by Applicable Law, or (vii) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the Exercise Price or which otherwise restrict one or more forms of consideration.

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b. Limitations on Forms of Consideration.

i Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

ii Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4. Effect of Termination of Service.

a. Option and SAR Exercisability. Subject to earlier termination of the Option or SAR as otherwise provided by this Plan and unless a longer exercise period is provided by the Board, an Option or SAR shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

i Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option or SAR, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s or SAR’s term as set forth in the Award Agreement evidencing such Option (the “Option / SAR Expiration Date”).

ii Death. If the Participant’s Service terminates because of the death of the Participant, the Option or SAR, to the extent unexercised and exercisable for vested shares of Stock on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option or SAR by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option/SAR Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

iii Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option or SAR shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.

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iv Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option or SAR, to the extent unexercised and exercisable for vested shares of Stock on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option/SAR Expiration Date.

b. Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option or SAR within the applicable time periods set forth in Section 6.4.a. is prevented by the provisions of Section 14 below, the Option or SAR shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4.a, but in any event no later than the Option/SAR Expiration Date.

6.5. Modification, Extension or Renewal. The Board may modify, extend, or renew an outstanding Option or SAR, or grant a new Option or SAR in substitution of an outstanding Option or SAR, so long as such action does not, without written consent of the Participant, impair any of the Participant’s rights under the outstanding Option. Any outstanding ISO that is modified, extended, renewed or otherwise amended will be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of an outstanding Option or SAR without the consent of the Participant by written notice to the Participant, provided that the Exercise Price may not be reduced lower than the Fair Market Value of the shares on the date the Board action to reduce the Exercise Price is taken.

6.6. Transferability of Options. During the lifetime of the Participant, an Option or SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option or SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option or SAR, a Nonstatutory Stock Option or SAR shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

6.7. Incentive Stock Options. Stock Options intending to qualify as ISOs may only be granted to Employees, as determined by the Board. To the extent that the Award Agreement specifies that an Option is intended to be treated as an ISO, the Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to qualify as an ISO. If and to the extent that any shares of Stock are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such shares of Stock shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Board and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option the Participant agrees in advance to such disqualifying action. If an eligible Employee does not remain employed by the Company, any Subsidiary Corporation or any Parent Corporation at all times from the time an ISO is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Nonstatutory Stock Option.

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7.	Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1. Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more Performance Criteria.

7.2. Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Award shall be established by the Board in its discretion. Except as may be required by Applicable Law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Award.

7.3. Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by Applicable Law, or (c) by any combination thereof. Unless otherwise determined by the Board, if the Participant does not execute and deliver the Restricted Stock Award agreement along with full payment for the shares to the Company within thirty (30) days of the Date of Grant, then the offer will terminate.

7.4. Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.7. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.5. Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.4 and any Award Agreement, during any period in which shares of Stock acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

7.6. Effect of Termination of Service. Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares of Stock acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) if the Participant did not pay any consideration for any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service then such shares shall be surrendered to the Company and cancelled without consideration. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

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7.7. Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8. Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Unit Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and condition:

8.1. Types of Restricted Stock Unit Awards Authorized. Restricted Stock Unit Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more Performance Criteria.

8.2. Number of Shares of Stock. Each Award Agreement will specify the number of shares of Stock and will provide for the adjustment of such number in accordance with Subsection 4.2 of the Plan.

8.3. Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Unit Award shall be established by the Board in its discretion. Except as may be required by Applicable Law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Unit Award.

8.4. Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Unit Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by Applicable Law, or (c) by any combination thereof.

8.5. Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or Performance Criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Unit Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy.

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8.6. Settlement of Restricted Units.

a. Procedure; Rights as a Shareholder. Any Restricted Stock Unit Award granted hereunder will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Award Agreement. Until the Restricted Stock Unit Awards are settled and the shares of Stock are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, if applicable, or receive dividends or any other rights as a shareholder will exist with respect to the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Securities are delivered, except as provided in Subsection 4.2 of the Plan or the applicable Award Agreement.

b. Nontransferability of Restricted Stock Unit Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8.7. Cessation of Services. Each Award Agreement will specify the consequences of a Participant’s ceasing to be a Service Provider prior to the settlement of a Restricted Stock Unit Award.

9. Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. The Board shall designate the Participants to whom Performance Awards are to be awarded and determine the amount of the Award and the terms and conditions of each such Award, including the Performance Criteria and Performance Period. Each Performance Award shall entitle the Participant to a payment in cash or Stock upon the attainment of Performance Criteria and other terms and conditions specified by the Board. Notwithstanding the satisfaction of any Performance Criteria, the amount to be paid under a Performance Award may be adjusted by the Board on the basis of such further consideration as the Board in its sole discretion shall determine. The Board may, in its discretion, substitute actual Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Award.

10. Bonus Stock and Awards in Lieu of Obligations.

The Board may grant Stock to any eligible recipient as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Board to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Board.

11. Standard Forms of Award Agreements.

11.1. Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Award Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Board may approve from time to time.

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11.2. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

12. Change in Control.

12.1. Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may provide for any one or more of the following:

a. Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

b. Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

c. Cash-Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) Stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

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d. Other Treatment of Awards. Subject to any greater rights granted to Participants under this Section 12.1, in the event of a Change in Control, any outstanding Awards will be treated as provided in the applicable agreement of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

12.2. Assumption of Award by the Company. The Company may substitute or assume outstanding awards granted by another company in connection with an acquisition of such other company, either by (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant of the award. In the event that Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Exercise Price and the number of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code.) In the event that the Company grants a new Option in place of an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

13. Tax Withholding.

13.1. Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes (including any social insurance tax), if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Award Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

13.2. Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

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14. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any Applicable Law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. Amendment or Termination of Plan.

The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be no amendment of the Plan that would require approval of the Company’s shareholders under any Applicable Law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

16. Miscellaneous Provisions.

16.1. Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

16.2. Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

16.3. Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan. In addition, any rights that a Participant has with respect to any Stock issued under any Award shall be subject to the terms and conditions of any stockholder agreement adopted by the Company. No Stock shall be issued pursuant to an Award unless the recipient of such Stock has executed a joinder to the Shareholders Agreement. Notwithstanding the foregoing, to the extent that any provision in the Stockholders Agreement would result in the imposition of tax under Section 409A of the Code, such provision shall not apply to Stock received pursuant to any Award.

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16.4. Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

16.5. Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

16.6. Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

16.7. Section 409A of the Code. Notwithstanding other provisions of the Plan or any Award Agreements hereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Board that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Section 16.7 in good faith; provided that neither the Company, the Board nor any of the Company’s Employees, Directors or representatives shall have any liability to Participants with respect to this Section 16.7.

16.8. Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Board may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Stock issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Stock.

16.9. Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

16.10. No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

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16.11. Choice of Law. Except to the extent governed by Applicable Laws, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Nevada, without regard to its conflict of law rules.

16.12. Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Board be deemed to be a trustee of Stock or cash to be awarded under the Plan.

16.13. Third Party Administrator. In connection with a Participant’s participation in the Plan, the Company may use the services of a third party administrator, including a brokerage firm administrator, and the Company may provide this administrator with personal information about a Participant, including a Participant’s name, social security number and address, as well as the details of each Award, and this administrator may provide information to the Company concerning the exercise of a Participant’s rights and account data as it relates to Awards under the Plan.

17. Liability of the Company.

The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

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↓ Please ensure you fold then detach and retain this portion of this Proxy ↓

MARIZYME, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 20, 2021 AT 12:00 P.M. LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned shareholder of Marizyme, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated on or around August 10, 2021, and hereby appoints Dr. Vithalbhai Dhaduk and Bradley Richmond (the "Proxies"), or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2021 annual meeting of shareholders of the Company, to be held on September 20, 2021, at 12:00 p.m. EDT, at https://agm.issuerdirect.com/mrzm (please note this link is case sensitive), and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/___
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF MARIZYME, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR**	**WITHOLD**	
Election of Directors			
Terry Brostowin, Esq.	☐	☐	
Dr. William Hearl	☐	☐	
Julie Kampf	☐	☐	
Dr. Vithalbhai Dhaduk	☐	☐	

CONTROL ID:

REQUEST ID:

Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**
Ratification of the Company's Amended and Restated 2021 Stock Incentive Plan.	☐	☐	☐

Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**
To approve, by non-binding vote, the compensation of the Company's named executive officers.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" In Proposal 1, "For" Each of Proposals 2 through 4, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)